Exhibit 21.1

Subsidiaries of Aviv REIT, Inc.

Name of Subsidiary	Jurisdiction of Formation
446 Sycamore Road, L.L.C.	Delaware
Alamogordo Aviv, L.L.C.	New Mexico
Ann Arbor Class B, L.L.C Arkansas Aviv, L.L.C.	Delaware Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C. Aviv Asset Management, L.L.C.	Delaware Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Financing VI, L.L.C Aviv Foothills, L.L.C.	Delaware Delaware
Aviv Healthcare Capital Corporation	Delaware
Aviv Healthcare Properties Limited Partnership	Delaware
Aviv Healthcare Properties Operating Partnership, I L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Aviv OP Limited Partner, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Benton Harbor, L.L.C.	Illinois
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Brewster ALF Property, L.L.C. Burton NH Property, L.L.C.	Delaware Delaware
California Aviv, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C. Chatham Aviv, L.L.C.	Delaware Delaware
Chenal Arkansas, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Madison Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C. Commerce Nursing Homes, L.L.C.	Delaware Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware

Cuyahoga Falls Property, L.L.C.	Delaware
Cuyahoga Falls Property II, L.L.C. Dallas Two Property, L.L.C. Danbury ALF Property, L.L.C.	Delaware Delaware Delaware
Darien ALF Property, L.L.C.	Delaware
Denison Texas, L.L.C.	Delaware
DWC Finance, L.L.C. East Rollins Street, L.L.C.	Delaware Delaware
Edgewood Drive Property, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falcon Four Property Holding, L.L.C. Falfurrias Texas, L.L.C.	Delaware Delaware
Financing IV Healthcare Property, L.L.C. Florence Heights Associates, L.L.C.	Delaware Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Fort Stockton Property, L.L.C.	Delaware
Fountain Associates, L.L.C. Four Fountains Aviv, L.L.C.	Delaware Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenville Kentucky Property, L.L.C. Heritage Monterey Associates, L.L.C.	Delaware Illinois
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Aviv, L.L.C.	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Idaho Associates, L.L.C.	Illinois
Illinois Missouri Properties, L.L.C. Iowa Lincoln County Property, L.L.C.	Delaware Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karissa Court Property, L.L.C. KB Northwest Associates, L.L.C.	Delaware Delaware
Kentucky NH Properties, L.L.C. Kingsville Texas, L.L.C.	Delaware Delaware
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware

Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C. NC Portfolio Properties, L.L.C. New Hope Property, L.L.C.	Delaware Delaware Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C. N.M. Bloomfield Three Plus One Limited Company	Delaware New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Three Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Peabody Associates Two, L.L.C.	Delaware
Pecos Memorial Drive, L.L.C. Pennington Road Property, L.L.C.	Delaware Delaware
Pocatello Idaho Property, L.L.C.	Delaware
Pomona Vista L.L.C.	Illinois
Prescott Arkansas, L.L.C.	Delaware
Raton Property Limited Company	New Mexico
Ravenna Ohio Property, L.L.C.	Delaware
Red Rocks, L.L.C.	Illinois
Richland Washington, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
Rose Baldwin Park Property L.L.C.	Illinois
Salem Associates, L.L.C.	Delaware
San Juan NH Property, L.L.C.	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Santa Ana-Bartlett, L.L.C.	Illinois

Santa Fe Missouri Associates, L.L.C.	Illinois
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C. Star City Arkansas, L.L.C.	Delaware Delaware
STBA Properties, L.L.C Stephenville Texas Property, L.L.C. Stevens Avenue Property, L.L.C.	Delaware Delaware Delaware
Sun-Mesa Properties, L.L.C.	Illinois
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C. Texhoma Avenue Property, L.L.C.	Delaware Delaware
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C. Twinsburg Ohio Property, L.L.C. VRB Aviv, L.L.C.	Delaware Delaware Delaware
Washington Idaho Property, L.L.C. Washington-Oregon Associates, L.L.C.	Delaware Illinois
Watauga Associates, L.L.C.	Illinois
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C. West Yarmouth Property II, L.L.C. Westerville Ohio Property, L.L.C. Weston ALF Property, L.L.C. Wheeler Healthcare Associates, L.L.C.	Delaware Delaware Delaware Delaware Texas
Whitlock Street Property, L.L.C.	Delaware
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware